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                                                                    EXHIBIT 10.6



                               SERVICES AGREEMENT

                                     BETWEEN

                               NL INDUSTRIES, INC.

                                KRONOS (US), INC.

                          AND KRONOS INTERNATIONAL INC.

                                   DATED AS OF

                                 JANUARY 1, 1995

                                  AMENDED AS OF

                                  APRIL 1, 2002




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                                TABLE OF CONTENTS

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                                                                                                               PAGE

ARTICLE I         RETENTION OF NL.................................................................................1

     Section 1.1      Performance of Services.....................................................................1
     Section 1.2      Disclaimer, Limited Liability...............................................................2

ARTICLE II        SERVICES........................................................................................3

     Section 2.1      Provision of Financial, Audit, Accounting and Tax Services..................................3
     Section 2.2      Provision of Executive, Legal, Risk Management, Treasury, Information Systems, Third-Party
                      Consulting and Other Services...............................................................3

ARTICLE III       COMPENSATION....................................................................................3

     Section 3.1      Compensation for Services...................................................................3

ARTICLE IV        MISCELLANEOUS...................................................................................4

     Section 4.1      Review by KUS and KII.......................................................................4
     Section 4.2      Maintenance and Inspection of Records.......................................................4
     Section 4.3      Indemnity...................................................................................4
     Section 4.4      Notices.....................................................................................4
     Section 4.5      Term; Renewal...............................................................................5
     Section 4.6      Independent Contractor......................................................................5
     Section 4.7      Force Majeure...............................................................................5
     Section 4.8      Entire Agreement............................................................................6
     Section 4.9      Amendments..................................................................................6
     Section 4.10     Severability................................................................................6
     Section 4.11     Counterparts................................................................................6
     Section 4.12     Successors and Assigns......................................................................6
     Section 4.13     Governing Law...............................................................................6
     Section 4.14     Submission To Jurisdiction; Service; Waivers................................................6
     Section 4.15     No Third-Party Beneficiaries................................................................7
     Section 4.16     Titles and Headings.........................................................................7




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                               SERVICES AGREEMENT


         THIS SERVICES AGREEMENT ("Agreement"), is entered into effective as of January 1, 1995 (the "Effective Date"), by and between NL INDUSTRIES, INC., a corporation organized under the laws of New Jersey ("NL") and KRONOS (US), INC., a corporation organized under the laws of Delaware, ("KUS"), and, effective April 1, 2002, by and between NL and Kronos International, Inc., a corporation organized under the laws of Delaware ("KII").

         WHEREAS, KUS and KII are wholly-owned subsidiaries of Kronos, Inc., which is in turn a wholly-owned subsidiary of NL; and

         WHEREAS, KUS is engaged in the sales, marketing and distribution of titanium dioxide and related by products; and

         WHEREAS, KII has been organized with its seat of management in Germany in order to improve the worldwide coordination of management experience and in order to improve the position of the group in a unified European market.

         WHEREAS, KUS has and will have the need for executive, legal, audit, tax, accounting, administrative, financial, risk management, technical, consulting and similar services from time to time, but has determined that it is not cost effective to obtain and separately maintain the infrastructure associated therewith, particularly including the costs associated with attracting and maintaining on its payroll on a full time basis a full complement of skilled employees; and

         WHEREAS, KII has and will have the need for treasury and other financial services from time to time, but has determined it is not cost effective to separately maintain a full complement of skilled employees providing such services; and

         WHEREAS, NL is able and willing, to provide the foregoing services to KUS and KII, and KUS and KII desire to engage NL as an independent contractor to provide the same in accordance with the terms set forth herein;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, provisions and covenants contained herein, and for other good and valuable consideration, receipt and legal sufficiency whereof are hereby acknowledged, the parties hereto further agree as follows:

                                    ARTICLE I

                                 RETENTION OF NL

Section 1.1 Performance of Services

                  (a) KUS and KII hereby engage and retain NL to perform the general and administrative services set forth in Article II (the "Services") and NL hereby accepts and agrees to provide such Services to KUS and KII upon the terms and conditions hereinafter set forth. All Services to be provided by NL hereunder shall be provided at the request and under the direction



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of KUS and/or KII, and NL shall not have any power to act independently on behalf of KUS and/or KII other than as specifically authorized hereunder or from time to time by KUS and/or KII.

                  (b) NL shall determine the corporate facilities to be used in rendering the Services and the individuals who will render such Services.

                  (c) The Services provided to KUS and KII hereunder will be performed by those employees of NL who perform equivalent services for NL or for other subsidiaries of NL, or both, in the normal course of their employment.

                  (d) Nothing herein shall be deemed to restrict NL or its directors, officers or employees from engaging in any business, or from contracting with other parties, including, without limitation, other subsidiaries of NL, for similar or different services.

Section 1.2 Disclaimer, Limited Liability

                  (a) NL makes no express or implied representations, warranties or guarantees relating to the Services or the quality or results of Services to be performed under this Agreement.

                  (b) NL will use reasonable efforts to make the Services available with substantially the same degree of care as it employs in making the same Services available for its own operations provided, however, that NL shall not be liable to KUS or KII or any other person for any loss, damage or expense which may result therefrom or from any change in the manner in which NL renders the Services, so long as NL deems such change necessary or desirable in the conduct of its own operations.

                  (c) Officers and employees of NL who provide services to KUS and/or KII shall not be liable to KUS and/or KII or to any third party, including any governmental agency, for any claims, damages or expenses relating to the Services provided pursuant to this Agreement, and KUS and KII shall have the ultimate responsibility for all Services provided herein.

                  (d) NL shall not be liable to KUS and/or KII for the consequences of any failure or delay to perform any of NL's obligations under this Agreement, other than for damages arising from NL's gross negligence or willful or reckless misconduct; however, NL shall, based on its actual knowledge thereof, provide reasonably prompt notice to KUS and/or KII of all such liabilities and the reasons therefor.

                  (e) KUS and KII shall indemnify and hold harmless any employee of NL who performs Services for KUS and/or KII pursuant to this Agreement to the same extent that NL would indemnify such employee if the employee were to perform such services for NL.



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                                   ARTICLE II

                                    SERVICES

Section 2.1 Provision of Financial, Audit, Accounting and Tax Services

         During the term of this Agreement and as part of the Services, NL shall provide financial, audit, accounting and income tax services, including without limitation, operation and administration of income tax compliance, for KUS's and KII's operations in the ordinary course (the "Accounting Services").

Section 2.2 Provision of Executive, Legal, Risk Management, Treasury, Information Systems, Third-Party Consulting and Other Services

         During the term of this Agreement and as part of the Services, at the request of KUS and/or KII, NL shall provide executive, legal, risk management, treasury, information systems, third-party consulting and other administrative services required by KUS and/or KII from time to time (the "Other Services"). The Other Services may include, without limitation, the following:

                  (a)      executive and managerial functions;

                  (b) administration of KUS's insurance policies including administration of worker's compensation claims;

                  (c) treasury functions, bank negotiations, compliance matters;

                  (d)      legal advice and compliance reporting;

and such other administrative services as KUS and/or KII request from time to time.

                                   ARTICLE III

                                  COMPENSATION

Section 3.1 Compensation for Services

NL and KUS and NL and KII shall before the beginning of each calendar year, agree on the budgeted amounts of reimbursable costs and the allocation method to be applied for the coming year. Such allocation method may be revised from time to time with the consent of both parties.

                  (a) One fourth of the applicable budgeted annual amount shall be paid quarterly from KUS and KII to NL.

                  (b) From time to time, the budgeted amounts may be revised to better reflect actual expenses, and adjusted billings will then be made from NL to KUS and KII.



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                  (c)      All charges from NL to KUS and KII are intended to be
                           equal to the actual cost of such expenses without premium or mark-up to NL.

                                   ARTICLE IV

                                  MISCELLANEOUS

Section 4.1 Review by KUS and KII

         All reports, memoranda, returns, statements, contracts, agreements, regulatory submissions, applications and any other documents for or on behalf of KUS or KII pursuant to this Agreement shall be subject to review and approval by KUS or KII.

Section 4.2 Maintenance and Inspection of Records

         NL shall keep accurate books and records with respect to the costs and expenses incurred in connection with the Services and such other books, accounts and records of its operations as may be reasonably necessary for purposes of this Agreement. KUS and KII shall be permitted to inspect such books and records at any reasonable time.

Section 4.3 Indemnity

         KUS and KII assume all liability for and agrees to defend, indemnify and hold NL, its employees, officers, directors, shareholders and agents, harmless from and against all demands, liabilities, damages, costs and expenses, including attorneys' and expert witness fees ("Loss"), incurred by NL arising from or in connection with the Services, other than any Loss caused by the gross negligence or willful misconduct of NL.

Section 4.4 Notices

         All notices and other communications hereunder shall be in writing, and shall be delivered by hand or mailed by registered or certified mail (return receipt requested) or transmitted by facsimile to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice) and shall be deemed given on the date on which such notice is received:

If to NL:                NL Industries, Inc.
                         16825 Northchase Drive, Suite 1200
                         Houston, Texas 77060
                         Attention: Vice President, Controller & Asst. Secretary
                         Phone: 281-423-3300
                         Fax: 281-423-3333



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If to KUS:                 Kronos (US), Inc.
                           16825 Northchase Drive, Suite 1200
                           Houston, Texas 77060
                           Attention: Assistant Treasurer
                           Phone: 281-423-3300
                           Fax: 281-423-3333

If to KII:                 Kronos International Inc.
                           PeschstraBe 5
                           51373 Leverkusen, Germany
                           Attention: Vice President & Financial Controller
                           Phone: 011-49-214-3562201
                           Fax: 011-49-214-42162

Section 4.5 Term; Renewal

         The initial term of this Agreement between NL and KUS commenced as of the Effective Date and ended on December 31, 2001 but shall be automatically renewed for successive terms of one year. This amendment effective as of April 1, 2002 through December 31, 2002, between NL and KII, shall be automatically renewed for successive terms of one year. Any party may terminate this Agreement by giving written notice of termination to the other party not less than sixty
(60) days prior to the end of the then current term. In addition, in the event of a material default hereunder by a party, the non-defaulting party may terminate this Agreement upon thirty (30) days prior written notice if such default remains uncured and is continuing for twenty (20) days after receipt by the defaulting party of such written notice of intent to terminate. A final accounting and payment by one party to the other of all amounts payable hereunder shall be made pursuant to the terms hereof within thirty (30) days following the next Determination Date after such termination.

Section 4.6 Independent Contractor

         NL shall be an independent contractor and not an employee of, or partner or joint venture with, KUS or KII.

Section 4.7 Force Majeure

         No party shall be in default of this Agreement or liable to the other party for any delay or default in performance where occasioned by any cause of any kind or extent beyond its control, including but not limited to, armed conflict or economic dislocation resulting therefrom; embargoes; shortages of labor, raw materials, production facilities or transportation; labor difficulties; civil disorders of any kind; action of any civil or military authorities (including, priorities and allocations); fires; floods and accidents. The dates on which the obligations of the party are to be fulfilled shall be extended for a period equal to the time lost by reason of any delay arising, directly or indirectly from:

                  (a) Any of the foregoing causes, or


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                  (b) Inability of a party, as a result of causes beyond its reasonable control, to obtain instruction or information from the other party in time to perform its obligations by such dates.

Section 4.8 Entire Agreement

         This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and all prior agreements or understandings shall be deemed merged herein. No representations, warranties and if certifications, express or implied, shall exist as between the parties except as stated herein.

Section 4.9 Amendments

         No amendments, waivers or modifications hereof shall be made or deemed to have been made unless in writing, executed by the party to be bound thereby.

Section 4.10 Severability

         If any provision in this Agreement or the application of such provision to any person or circumstance shall be invalid, illegal or unenforceable, the remainder of this Agreement or the application of such provision to persons or circumstances other than those to which it is held invalid, illegal or unenforceable shall not be affected thereby.

Section 4.11 Counterparts

         This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute this Agreement.

Section 4.12 Successors and Assigns

         This Agreement shall not be assignable, in whole or in part, directly or indirectly, by any party hereto without the prior written consent of the other party hereto, and any attempt to assign any rights or obligations arising, under this Agreement without such consent shall be void. This Agreement shall be binding, upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 4.13 Governing Law

         This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New Jersey, without regard to its conflict of laws provisions.

Section 4.14 Submission To Jurisdiction; Service; Waivers

         WITH RESPECT TO ANY CLAIM ARISING OUT OF THIS AGREEMENT, EACH PARTY (A) IRREVOCABLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW JERSEY (B) AGREES THAT THE VENUE FOR ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE EXCLUSIVE TO SUCH COURTS, AND (C) IRREVOCABLY WAIVES ANY OBJECTION IT MAY HAVE AT ANY TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR



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RELATING TO THIS AGREEMENT BROUGHT IN ANY SUCH COURT, IRREVOCABLY WAIVES ANY
CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER IRREVOCABLY WITH THE RIGHT TO OBJECT, WITH RESPECT TO SUCH CLAIM, SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER IT. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY OF THE AFORESAID COURTS BY THE MAILING OF COPIES OF SUCH PROCESS TO THE PARTY, BY CERTIFIED OR REGISTERED MAIL AT THE ADDRESS SPECIFIED IN SECTION 4.4.

Section 4.15 No Third-Party Beneficiaries

         This Agreement is solely for the benefit of the parties hereto and should not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

Section 4.16 Titles and Headings

         Titles and headings to sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the Effective Date.

NL INDUSTRIES, INC., a New Jersey corporation


By: /s/ Robert D. Hardy
    --------------------------------

Name: Robert D. Hardy

Title: Vice President, Chief Financial Officer & Asst. Secretary


Kronos (US), Inc., a Delaware corporation


By: /s/ Joan Barzona
    --------------------------------

Name: Joan Barzona

Title: Assistant Treasurer



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Kronos International, Inc., a Delaware corporation


By: /s/ Dr. Ulfert Fiand
    --------------------------------

Name: Dr. Ulfert Fiand

Title: President


By: /s/ Volker Roth
    --------------------------------

Name: Volker Roth

Title: VP/Controller



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